SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2003

United Therapeutics Corporation

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Item 5. Other Events.

     On January 23, 2003, United Therapeutics Corporation (the “Company”) issued a press release announcing that its wholly owned subsidiary, Unither Pharmaceuticals, had commenced patient enrollment in two identical pivotal clinical trials of OvaRex® MAb (oregovomab), its investigational immunotherapeutic monoclonal antibody being developed for the treatment of stage III/IV advanced ovarian cancer following successful completion of front-line therapy.

Item 7. Exhibits

     (c)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated January 23, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: January 24, 2003	By:	/s/ Paul Mahon Name: Paul A. Mahon Title: SVP and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated January 23, 2003